                                                                   EXHIBIT 10.24


                                                                    Bank One, NA
                                                                ARBN 065 752 918
                                                              ABN 31 065 752 918
                                                    Level 32, 60 Margaret Street
                                                    Sydney, New South Wales 2000
                                                       Telephone: 61 2 9250 2100
                                                       Facsimile: 61 2 9223 1823

13 December, 2001

Mr. Paul Sultana
Financial Controller
Daisytek Australia Pty Ltd
Unit 3, 196 Bourke Road
ALEXANDRIA NSW 2015

Dear Paul,

                 CREDIT AGREEMENT FOR A$20,000,000 AVAILABLE TO
  DAISYTEK AUSTRALIA PTY LTD (THE "BORROWER") GUARANTEED BY DAISYTEK, INC. AND
              DAISYTEK INTERNATIONAL CORPORATION (THE "GUARANTOR")

We are pleased to advise the following amendments be made to your Credit Agreement (the "Agreement") available to the Borrower with Bank One, NA (the "Bank") as originally documented 18 DECEMBER 2000 and subsequently amended from time to time:

1.       CLAUSE 1.1 DEFINITIONS

         "TERMINATION DATE" means January 1, 2003.

2.       APPENDIX A has been amended to read:

                                   APPENDIX A

FACILITY PRICING:          Facility pricing to be determined by the following
                           grid of Total Debt to EBITDA with Total Debt to EBITDA definition to match leverage covenant included in the Term Sheet. Current pricing is set at Level 5.
                           The calculation of ratios is based on the accounts of Daisytek, Inc. as stipulated in the Credited
                           Agreement between Daisytek, Inc. and various banks dated December 18, 2000 as amended.

                                  PRICING GRID

                            LEVEL 1            LEVEL 2              LEVEL 3           LEVEL 4            LEVEL 5
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
TOTAL                       < 1.0           >=1.0 < 1.50       >=1.50 < 2.0        >=2.0 < 2.5        >=2.5 < 3.00
DEBT/EBITDA
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
FACILITY FEE              32.5 bps            37.5 bps           42.5 bps            50.0 bps           50.0 bps
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
ADVANCE MARGIN            142.5 bps          150.0 bps           170.0 bps          187.5 bps           212.5 bps
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
ALL-IN COST               175.0 bps          187.5 bps           212.5 bps          237.5 bps           262.5 bps
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------

bps= basis points

                                                                    Bank One, NA
                                                                ARBN 065 752 918
                                                              ABN 31 065 752 918
                                                    Level 32, 60 Margaret Street
                                                    Sydney, New South Wales 2000
                                                       Telephone: 61 2 9250 2100
                                                       Facsimile: 61 2 9223 1823

ACCEPTANCE

If the terms and conditions of this letter are acceptable to you, please arrange for the duplicate of this letter to be executed and returned to the Bank by 1 January 2002. Any request by the Borrower for funds under the Agreement will constitute acceptance of the amendments.

For and on behalf of
BANK ONE, NA



WILLIAM H. GIFFEN
First Vice President
General Manager - Corporate Banking

THE BORROWER AGREES AND ACCEPTS THE AMENDMENTS TO THE FACILITY ON THE TERMS AND CONDITIONS DESCRIBED IN THE CREDIT AGREEMENT LETTER DATED 13 DECEMBER 2001.

THE COMMON SEAL OF DAISYTEK AUSTRALIA PTY LTD
Was hereunto affixed in the presence of:

Ralph Mitchell           /s/ RALPH MITCHELL               Dec. 15, 2001
--------------------     ---------------------------      ---------------------
Name (Director)          Signature                        Date

Jeff Malanga             /s/ JEFF MALANGA
--------------------     ---------------------------
Name (Director)          Signature

CC: Ralph Mitchell, CFO, Daisytek International Jeff Malanga, Treasurer, Daisytek International

                                    GUARANTY

GUARANTY: To induce Bank One, NA, a national banking association having its principal office in Chicago, Illinois, directly or through any of its branches, offices, subsidiaries or affiliates (collectively, the "Lender"), in its sole discretion, to make loans or extend or continue credit, including letters of credit and Rate Management Transactions (as defined below), to DAISYTEK AUSTRALIA PTY LTD, a CORPORATION, and existing under the laws of AUSTRALIA (the "Borrower"), whether to Borrower alone or to the Borrower and others, and because the undersigned (the "Guarantor") has determined that executing this Guaranty is in its interest and to its financial benefit, the Guarantor, as primary obligor and not merely as surety, absolutely and unconditionally guarantees to the Lender the prompt payment when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, of any and all existing and future indebtedness, obligation and liability of every kind, nature and character, direct or indirect, absolute or contingent (including, without limitation, all renewals, extensions and modifications thereof, and all interest, fees and other monetary obligations incurred or accrued during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Borrower to the Lender howsoever and whensover created, arising, evidenced or acquired (the "Obligations"). The Guarantor further agrees to pay all costs and expenses including, without limitation, all court costs and attorneys' and paralegal's fees (including allocated costs of in-house counsel and paralegals) and expenses paid or incurred by the Lender in endeavoring to collect all or any part of the Obligations from, or in prosecuting any action against, the Borrower, the Guarantor or any other guarantor of all or any part of the Obligations (such costs and expenses, together with the Obligations, collectively the "Guaranteed Debt"). The Guarantor further agrees that the Guaranteed Debt may be extended or renewed in whole or in part without notice to or further assent from it, and that it remains bound upon its guarantee notwithstanding any such extension or renewal. The term "Rate Management Transaction", as used herein, means any transaction (including an agreement with respect thereto) now existing or hereafter entered into between Borrower and Lender which is a rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, forward transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions) or any combination thereof, whether linked to one or more interest rates, foreign currencies, commodity prices, equity prices or other financial measures.

NATURE OF GUARANTY: This Guaranty is a guaranty of payment and not of collection. The Guarantor waives any right to require the Lender to sue the Borrower, any other guarantor, or any other person obligated for all or any part of the Guaranteed Debt, or otherwise to enforce its payment against any collateral securing all or any part of the Guaranteed Debt.

NO DISCHARGE OR DIMINISHMENT OF GUARANTY: Except as otherwise provided herein and to the extent provided herein, the obligations of the Guarantor hereunder are unconditional and absolute and not subject to any reduction, limitation, impairment or termination for any reason (other than the indefeasible payment in full in cash of the Guaranteed Debt), including: any claim of waiver, release, extension, renewal, settlement, surrender, alteration, or compromise of any of the Guaranteed Debt, by operation of law or otherwise; any change in the corporate existence, structure or ownership of the Borrower or any other guarantor of or other person liable for any of the Guaranteed Debt, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Borrower, or any other guarantor of or other person liable for any of the Guaranteed Debt, or their assets or any resulting release or discharge of any obligation of the Borrower, or any other guarantor of or other person liable for any of the Guaranteed Debt; or the existence of any claim, setoff or other rights which the Guarantor may have at any time against the Borrower, any other guarantor of the Guaranteed Debt, the Lender, or any other person, whether in connection herewith or in any unrelated transactions. The obligations of the Guarantor hereunder are not subject to any defense or setoff, counterclaim, recoupment, or termination whatsoever by reason of the invalidity, illegality, or unenforceability of any of the Guaranteed Debt or otherwise, or any provision of applicable law or regulation purporting to prohibit payment by Borrower or any other guarantor of or other person liable for any of the Guaranteed Debt of the Guaranteed Debt or any part thereof. Further, the obligations of the Guarantor hereunder are not discharged or impaired or otherwise affected by the failure of the Lender to assert any claim or demand or to enforce any remedy with respect to all or any part of the Guaranteed Debt; any waiver or modification of or supplement to any provision or any agreement relating to the Guaranteed Debt; any release, non-perfection, or invalidity of any indirect or direct security for the obligations of the Borrower for all or any part of the Guaranteed

Debt or any obligations of any other guarantor of or other person liable for any of the Guaranteed Debt, or any action or failure to act by Lender with respect to any collateral securing any part of the Guaranteed Debt; any default, failure or delay, willful or otherwise, in the payment or performance of any of the Guaranteed Debt; or any other circumstance, act, omission or delay that might in any manner or to any extent vary the risk of the Guarantor or that would otherwise operate as a discharge of the Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of the Guaranteed Debt).

DEFENSES WAIVED: To the fullest extent permitted by applicable law, the Guarantor waives any defense based on or arising out of any defense of the Borrower or the unenforceability of all or any part of the Guaranteed Debt from any cause, or the cessation from any cause of the liability of the Borrower, other than the indefeasible payment in full in cash of the Guaranteed Debt. Without limiting the generality of the foregoing, the Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and, to the fullest extent permitted by law, any notice not provided for herein, as well as any requirement that at any time any action be taken by any person against the Borrower, any other guarantor of any of the Guaranteed Debt, or any other person. The Lender may, at its election, foreclose on any security held by it by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure or otherwise act or fail to act with respect to any collateral securing all or a part of the Guaranteed Debt, compromise or adjust any part of the Guaranteed Debt, make any other accommodation with the Borrower, any other guarantor or any other person liable on any of the Guaranteed Debt or exercise any other right or remedy available to it against the Borrower, any other guarantor or any other person liable on any of the Guaranteed Debt, without affecting or impairing in any way the liability of the Guarantor under this Guaranty except to the extent the Guaranteed Debt has been fully and indefeasibly paid in cash. To the fullest extent permitted by applicable law, the Guarantor waives any defense arising out of any such election even though that election may operate, pursuant to applicable law, to impair or extinguish any right of reimbursement or subrogation or other right or remedy of the Guarantor against the Borrower, any other guarantor or any other person liable on any of the Guaranteed Debt, as the case may be, or any security.

FOREIGN CURRENCY: The specification of payment in a specific currency at a specific place and time pursuant to the documentation relating to the Guaranteed Debt is essential. That currency or those currencies are also the currency of account and payment under this Guaranty. If the Guarantor is unable for any reason to effect payment of a specific currency (other than United States currency) as required by the preceding sentence or if the Guarantor defaults in the payment when due of any amount of a specific currency (other than United States currency) under this Guaranty, the Lender may, at its option, require such payment to be made to the Head Office of the Lender in the equivalent amount in United States currency at the Lender's then current selling rate for electronic transfers of that currency to the place or places where the Guaranteed Debt was payable. In the event that any payment, whether pursuant to a judgment or otherwise, does not result in payment of the amount of currency due under this Guaranty, upon conversion to the currency of account and transfer to the place specified for payment, the Lender has an independent cause of action against the Guarantor for the deficiency.

RIGHTS OF SUBROGATION: The Guarantor will not assert any right, claim or cause of action, including, without limitation, a claim of subrogation, contribution or indemnification that it has against the Borrower, any person liable on the Guaranteed Debt, or any collateral, until the Borrower and the Guarantor have fully performed all their obligations to the Lender.

REINSTATMENT; STAY OF ACCELERATION: If at any time any payment of any portion of the Guaranteed Debt is rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy, or reorganization of the Borrower or otherwise, the Guarantor's obligations under this Guaranty with respect to that payment shall be reinstated at such time as though the payment had not been made and whether or not the Lender is in possession of this Guaranty. If acceleration of the time for payment of any of the Guaranteed Debt is stayed upon the insolvency, bankruptcy or reorganization of the Borrower, all such amounts otherwise subject to acceleration under the terms of any agreement relating to the Guaranteed Debt shall nonetheless be payable by the Guarantor forthwith on demand by the Lender.

INFORMATION: The Guarantor assumes all responsibility for being and keeping itself informed of the Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Debt and the nature, scope and extent of the risks that the Guarantor assumes and incurs under this

Guaranty, and agrees that the Lender does not have any duty to advise the Guarantor of information known to it regarding those circumstances or risks.

TERMINATION: The Lender may continue to make loans or extend credit to the Borrower based on this Guaranty until five days after it receives written notice of termination from the Guarantor. Notwithstanding receipt of any such notice, the Guarantor will continue to be liable to the Lender for any Guaranteed Debt created, assumed or committed to prior to the fifth day after receipt of the notice, and all subsequent renewals, extensions, modifications and amendments with respect to, or substitutions for, all or any part of that Guaranteed Debt.

TAXES: All payments of the Guaranteed Debt will be made by the Guarantor free and clear of and without deduction for or on account of any and all present or future taxes, levies, imposts, duties, charges, deductions or withholdings of whatever nature imposed by any governmental authority with respect to such payments, and any and all liabilities with respect to the foregoing, but excluding franchise taxes and taxes imposed on overall net income of the Lender by the United States of America or the jurisdiction in which Lender's applicable Lending Installation is located (collectively, "Taxes"). If the Guarantor is required by law to deduct any Taxes from or in respect of any sum payable to the Lender under this Guaranty, (a) the sum payable must be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this provision) the Lender receives an amount equal to the sum it would have received had no such deductions been made, (b) the Guarantor must then make such deductions, and must pay the full amount deducted to the relevant authority in accordance with applicable law, and (c) the Guarantor must furnish to the Lender within 45 days after their due date certified copies of all official receipts evidencing payment thereof.

LIMITATION: Regardless of the amount of Guaranteed Debt outstanding at any time, the Guarantor's obligations under this Guaranty to the Lender shall not exceed the principal sum of A$20,000,000 (AUSTRALIAN TWENTY MILLION DOLLARS) FOR THE REVOLVING CREDIT FACILITY AND US$1,000,000 (US ONE MILLION DOLLARS) FOR THE FOREIGN EXCHANGE FACILITY plus accrued interest and all costs, fees and expenses (including attorneys' fees) incurred in collecting or enforcing the Guarantor's obligations under this Guaranty.

SEVERABIILITY: The provisions of this Guaranty are severable, and in any action or proceeding involving any state corporate law, or any state, federal or foreign bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of the Guarantor under this Guaranty would otherwise be held or determined to be avoidable, invalid or unenforceable on account of the amount of the Guarantor's liability under this Guaranty, then, notwithstanding any other provision of this Guaranty to the contrary, the amount of such liability shall, without any further action by the Guarantor or the Lender, be automatically limited and reduced to the highest amount that is valid and enforceable as determined in such action or proceeding. This Section with respect to the maximum liability of the Guarantor is intended solely to preserve the rights of the Lender to the maximum extent not subject to avoidance under the applicable law, and neither the Guarantor nor any other person or entity shall have any right or claim under this Section with respect to such maximum liability of Guarantor, except to the extent necessary so that the obligations of the Guarantor hereunder shall not be rendered voidable under applicable law. The Guarantor agrees that the Guaranteed Debt may at any time and from time to time exceed the maximum liability of the Guarantor without impairing this Guaranty or affecting the rights and remedies of the Lender hereunder, provided that, nothing in this sentence shall be construed to increase the Guarantor's obligations hereunder beyond its maximum liability.

REPRESENTATIONS BY GUARANTOR: The Guarantor represents that: (a) it is duly organized, validly existing and in good standing (to the extent such concept applies to the Guarantor) under the laws where it is organized, and has all requisite authority to conduct its business in each jurisdiction in which its business is conducted; (b) the execution and delivery of this Guaranty and the performance of the obligations it imposes (i) are within its powers; (ii) have been duly authorized by all necessary action of its governing body; and (iii) do not violate any law, conflict with the terms of its articles of incorporation or organization, its by-laws or any agreement by which it is bound or require the consent of approval of any governmental authority or any third party; (c) this Guaranty is a valid and binding agreement, enforceable according to its terms, except as such enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditor's rights generally; and (d) all balance sheets, income statements, and other financial statements furnished to the Lender are accurate and fairly reflect the financial condition of the organizations and persons to which they apply on their effective dates, including contingent liabilities of every type, which financial condition has not changed materially and adversely since those dates.

INCORPORATION: The Guarantor agrees that so long as all or any portion of the Guaranteed Debt remains outstanding, it will observe, for the benefit of the Lender, the covenants and events of default set forth in the Credit Agreement dated December 18, 2000 and subsequent Amendment Lettered dated May 17, 2001 and December 13, 2001 between BANK ONE AUSTRALIA and the Guarantor, as amended (the "Credit Agreement"), which provisions and related definitions are incorporated by reference, mutatis mutandis. Those provisions and definitions remain in effect until this Guaranty is no longer in force, notwithstanding any amendment, modification, or termination of the Credit Agreement. An event of default under and as define in the Credit Agreement constitutes an event of default under this Guaranty, which entitles the Lender to accelerate the Guarantor's obligations under this Guaranty and to exercise any and all of the remedies set forth in this Guaranty.

LENDING INSTALLATIONS; SETOFF: The Guaranteed Debt may be booked at any office, branch, subsidiary or affiliate of the Lender, as selected by the Lender (each a "Lending Installation"). All terms of this Guaranty apply to and may be enforced by or on behalf of any Lending Installation. Without limiting the rights of the Lender under applicable law, if either (i) the Guaranteed Debt is then due, whether pursuant to any agreement evidencing the Guaranteed Debt, an event of default under this Guaranty, or otherwise, or (ii) the Guarantor is insolvent (whether or not all or any part of the Guaranteed Debt is then due), then the Guarantor authorizes the Lender to apply any sums standing to the credit of the Guarantor with the Lender or any of its Lending Installations toward the payment of the Guaranteed Debt by the Guarantor under this Guaranty.

NOTICES: All notices, requests and other communications to any party under this Guaranty must be in writing (including bank wire, facsimile transmission or similar writing) and must be given to that party, in the case of the Guarantor, at its address or facsimile number set forth on the signature page hereof and, in the case of the Lender, at its Head Office or as otherwise specified in a notice by one party to the other. Each notice, request or other communication is effective (i) if given by facsimile transmission, when transmitted to the facsimile number specified below and confirmation of receipt is received, (ii) if given by mail, 72 hours after the communication is deposited in the mails with first class postage prepaid, addressed as specified above, or (iii) if given by any other means, when delivered at the address specified above.

MISCELLANEOUS: No provision of this Guaranty may be amended, supplemented or modified, or any of its terms and provisions waived, except by a written instrument executed by the Lender and the Guarantor. No failure on the part of the Lender to exercise, and no delay in exercising, any right under this Guaranty waives that right; not does any single or partial exercise of any right under this Guaranty preclude any other or further exercise of that or any other right. The remedies provided in this Guaranty are cumulative and not exclusive of any remedies provided by law. This Guaranty binds the Guarantor and its successors and assigns, and benefits the Lender and its successors and assigns. The use of headings does not limit the provisions of this Guaranty.

GOVERNING LAW: THIS GUARANTY IS TO BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO THE LENDER.

CONSENT TO JURISDICTION: THE GUARANTOR IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR ILLINOIS STATE COURT SITTING IN CHICAGO IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY AND THE GUARANTOR IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR LATER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH A COURT IS AN INCONVENIENT FORUM. THIS PROVISION DOES NOT LIMIT THE RIGHT OF THE LENDER TO BRING PROCEEDINGS AGAINST THE GUARANTOR IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY THE GUARANTOR AGAINST THE LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS GUARANTY SHALL BE BROUGHT ONLY IN A COURT IN CHICAGO, ILLINOIS.

WAIVER OF JURY TRIAL: THE GUARANTOR AND THE LENDER EACH WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS GUARANTY OR THE RELATIONSHIP IT ESTABLISHES.


Dated:                    , 2001              GUARANTOR:
      --------------------                    DAISYTEK, INC

Address for Notices:.

                                          By: /s/ RALPH MITCHELL
                                             -----------------------------------
Facsimile No.:                            Title:  EVP & CFO
              ------------------------          --------------------------------


                                              GUARANTOR:
                                              DAISYTEK INTERNATIONAL CORPORATION
Address for Notices:



                                          By: /s/ RALPH MITCHELL
                                             -----------------------------------
Facsimile No.:                            Title:  EVP & CFO
              ------------------------          --------------------------------

                             BANK ONE                           tel 214 290 2000
                             INTERNATIONAL CORPORATION          fax 214-290-2276
                             Mail Code TX1-2478                 www.bankone.com
                             PO Box 655415
                             Dallas, TX  75265-5415

AGREEMENT made the 18th day of December 2000,

BETWEEN: BANK ONE, NA (ARBN 064 474 102) of Level 32, 60 Margaret Street, Sydney NSW (the "Bank")

AND: DAISYTEK AUSTRALIA PTY LTD (ACN 075 675 795) (the "Borrower")

WHEREBY IT IS AGREED as follows:

A. The Borrower has requested that the Bank provide or continue to provide certain financial accommodation to the Borrower.

B. The Bank desires to provide or to continue to provide such financial accommodation to the Borrower upon and subject to the terms and conditions of this Agreement.

C. The obligations of the Borrower under this Agreement ("Guaranteed Amount") are unconditionally guaranteed by the DAISYTEK, INC. and DAISYTEK INTERNATIONAL CORPORATION (the "Guarantor").

1.       INTERPRETATION

         1.1      Definitions

                  In this Agreement unless the context otherwise requires:

                  "ACCOMMODATION LIMIT" means $15,000,000 or such other amount (Australian Fifteen Million Dollars) which both parties may agree upon in writing from time to time.

                  "ADVANCE" means any cash advance drawn under this Facility.

                  "THIS AGREEMENT" means this Agreement and any other agreement expressed to be supplemental to this Agreement to which the parties to this Agreement are parties and any amendments to any such document.

                  "APPROVED PURPOSES" means the working capital needs, acquisitions and other general corporate purposes of the Borrower.

                  "AUTHORIZED OFFICER" means:

                  (a) in relation to the Borrower, all persons designated by the Borrower as an Authorized Officer from time to time, and notified in writing by the Borrower to the Bank; and

                  (b) in relation to the Bank, persons designated by the Bank as Authorized Officers.

                  "BANK" means it successors and permitted assigns.

                  "BBSY" means in respect of any day and in respect of any Interest Period the rate per centum per annum quoted on the page numbered 'BBSY' of the Reuters Monitor System under the heading 'Average Bid Rate' for such Interest Period at or about 10.00 am (Sydney time) on such day or on the first day if such Interest Period (rounded up if necessary, to the nearest four decimal places) PROVIDED THAT if in respect of any Interest Period BBSY cannot be determined in accordance with the foregoing procedures then BBSY for that Interest Period shall mean such rate as is agreed between the Bank and the Borrower having regard to comparable indices then available and in the absence of any such agreement shall be the rate stipulated by the Bank having regard to such comparable indices.

                  "BILL" has the same meaning as in the Bills of Exchange Act 1909 (but does not include a cheque).

                  "THE BORROWER" includes its successors and permitted assigns.

                  "BUSINESS DAY" means a day on which Australian trading banks are open for a full range of banking business in the metropolitan area of Adelaide, South Australia, Melbourne, Victoria and Sydney, New South Wales.

                  "DRAWDOWN" means an Advance made by the Bank to the Borrower pursuant to this Agreement.

                  "DRAWDOWN DATE" means a date upon which an Advance is made by the Bank to the Borrower pursuant to this Agreement.

                  "DRAWDOWN NOTICE" means a notice of intention of the Borrower to borrow or redraw hereunder in the form or the effect of the form in Schedule I, signed by an Authorized Officer of the Borrower and received no later than 2.00 pm (Eastern Standard
                  Time) one (1) Business Day before the proposed date of such borrowing, redrawing by the Bank.

                  "EVENT OF DEFAULT" means any of the events designated as such in this Agreement.

                  "FACILITY" means the commitment to provide Advances under this Agreement.

                  "FINANCIAL YEAR" means the period from 1 July to the next following 30 June or such other period of one (1) year as the parties may agree in writing from time to time.

                  "FIXED RATE LOAN" means a Cash Advance made under the Facility for a term of more than 180 days with an interest rate fixed for the whole of the term of such advance.

                  "GUARANTEED AMOUNT" means the aggregate of the Accommodation Limit and the Overdraft Limit specified in Schedule VII and any other agreed amount.

                  "GUARANTOR" means its successors and permitted assigns.

                  "INTEREST PERIOD" means each period of each Advance being a period of not less than 1 day nor more than 180 days or such other period as the Bank and the Borrower may agree provided that such period shall not extend beyond the Repayment Date.

                  "LOANS" means the aggregate of all Principal Moneys which are from time to time owing (including contingently owing) or unpaid to the Bank and all other monies from time to time owing (including contingently owing) and unpaid to the Bank under this Agreement.

                  "PRINCIPAL MONEYS" means the aggregate of the Advances outstanding.

                  "QUARTER" means each quarter period ending on the last days of March, June, September and December in each year.

                  "REFERENCE BANKS" means such banks as may from time to time be determined by the Bank to be "Reference Banks."

                  "REPAYMENT DATE" means with respect to Advances the Termination Date.

                  "SECURITY INTEREST" means any security or preferential interest or arrangement of any kind in any asset or other right of or arrangement of any kind with any creditor to have its claim satisfied before other creditors with or from the proceeds of any asset, any deposit of money by way of security and any retention of title other than in the ordinary course of day to day trading conducted at arms length not including a charge or lien arising in favor of a governmental agency by operation or statute unless there is a default in payment of money secured by that charge or lien.

                  "SUBSIDIARY" means:

                  (a)      a subsidiary as defined in the Corporations Law; or

                  (b) In respect of a person any entity of which that person owns or controls, or is in a position to own or control whether directly or indirectly, more than fifty percent (50%) of the capital or voting rights; and includes any subsidiary formed or acquired after the date of this Agreement.

                  "TERMINATION DATE" means January 1, 2002.

         1.2      Construction

                  In this Agreement unless the context otherwise requires:

                  (a) A reference to any Act of Parliament or to any section or provision thereof shall be read as if the words "or any statutory modification or re-enactment thereof or any statutory provision substituted therefore" were added to such reference.

                  (b) A reference to winding up shall when applied to individuals be deemed to refer to bankruptcy.

                  (c) A reference to an accounting term or "Australian Accounting Standards" is to be interpreted in accordance with approved accounting standards and practices under the Corporations Law, and, where not inconsistent with those accounting standards and practices generally accepted principles and practices in Australia consistently applied to a body corporate or as between bodies corporate and over time. A reference to "consolidated" in relation to accounts or other financial information, data or statistics with respect to a person means treated for accounting purposes as if accounting standards and generally accepted accounting principles for the creation of consolidated accounts applicable to a holding company and its subsidiaries applied to the person.

                  (d) References to sub-clauses, clauses and schedules are references to sub-clauses, clauses and schedules of this Agreement.

                  (e) References to any agreement, license or other instrument shall be deemed to include references to such agreement, license or other instrument as varied or replaced from time to time.

                  (f) Words importing any gender shall include all other genders; words importing individuals shall include partnerships and corporations and vice versa; words importing the singular number shall include the plural and vice versa; the index (if any) any headings are for convenience and shall not affect the interpretation of this Agreement.

                  (g) Where under or pursuant to this Agreement or anything done under this Agreement the day on or by which any act, matter or thing is to be done is not a Business Day such act, matter or thing may be done on the next succeeding day which is a Business Day (except with respect to the payment of monies payable under this Agreement which shall be made on the immediately preceding day which is a Business Day).

2.       THE FACILITY

         2.1 The Bank agrees to furnish to the Borrower upon and subject to the terms and conditions of this Agreement Advances up to the Accommodation Limit in aggregate.

         2.2      The Facility may be made available in Australian currency.

         2.3 The Borrower may request that any part of the Facility be made available either in Australian currency or in a currency other than Australian currency.

                  In the event that the Borrower shall request that any part of the Facility be made available in a currency other than Australian currency then the Bank shall not be required to so make that part of the Facility available in a currency other than Australian currency if:

                  2.3.1 the aggregate amount borrowed in Australian currency and the then Australian dollar countervalue of any currency other than Australian currency (calculated as provided in Clause 2.7) borrowed or to be borrowed shall be greater than the Accommodation Limited; or

                  2.3.2 the Bank is not satisfied with any designated period of borrowing or risk exposure; or

                  2.3.3 for any reason whatsoever it is impractical for the Bank to make available any accommodation under the Facility in a currency other than Australian currency.

         2.4 Where any accommodation under the Facility is denominated in a currency other than Australian currency, repayment or payment in respect of such accommodation and payments of Interest thereon and fees in respect thereof shall be made by the Borrower in the currency of such accommodation.

         2.5 The Borrower agrees that currency fluctuations are to the account of the Borrower and that the Borrower bears the risk for the same.

         2.6 All sums falling due hereunder by way of interest or fees on a per annum percentage basis shall be calculated on the basis of a 365 day year for Advances or fees payable in Australian currency and a 360 day year for all other currencies for the actual number of days elapsed.

         2.7 The Australian dollar countervalue of any amount of any currency other than Australian currency to be determined for any purpose shall, as between the Bank and the Borrower, be calculated at the Bank's spot selling rate of exchange in respect of the same on the day any such calculation is required to be made at the particular time of the day determined by the Bank. A certificate signed by the Bank stating any such rate of exchange shall be conclusive evidence of such rate of exchange.

         2.8 Subject to any specific provision to the contrary and to Clause 2.9, where the Borrower comprises two or more persons they are bound jointly, each of them severally and any two or more of them jointly and severally.

         2.9 The only party liable as a principal debtor under this Agreement in relation to any Advances is the party that draws the Advance.

3.       ACCOMMODATION LIMIT

         3.1 At any one time the aggregate amount of Advances outstanding shall not exceed the Accommodation Limit.

         3.2 The Bank shall not be obliged to make any Advance to the Borrower if to so do would result in a breach of Clause 3.1.

         3.3 The Bank may act upon the oral instruction of any of the following persons in the position of: Chief Financial Officer, Treasurer, Controller, Director of Cash Management of the Guarantor or Financial Controller of the Borrower.

4.       PURPOSE OF THE FACILITY

         Utilisation of this Facility by the Borrower under this Agreement shall be used solely for the Approved Purposes and no other purpose except with the prior written approval of the Bank to do otherwise. The Bank shall not have any responsibility to ensure that it is so utilised.



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



5.       ADVANCES

         5.1 Each Advance shall be repayable at the stated maturity date established by the Bank (from an overnight basis to a period not to exceed 180 days nor the Repayment Date) at or about the time of Advance or, if no such stated maturity is established, upon demand. All Advances must be repaid by the Repayment Date.

         5.2 Interest for each Advance shall be calculated to be a margin as determined by the Pricing Grid in Appendix A plus BBSY as agreed to between the Bank and the Borrower.

         5.3 Interest shall be calculated daily and be paid monthly in arrears, save that the last interest payment shall be made on the Repayment Date.

         5.4 The Borrower may repay an Advance in whole (but not in part) before the maturity date if, but only if:

                  5.4.1 The Borrower gives the Bank at least 5 business days irrevocable notice in writing of the Borrower's intention to repay;

                  5.4.2 The Borrower makes payment to the Bank of all monies payable pursuant to subparagraph 5.5;

                  5.4.3 The Borrower makes payment on the day of payment specified in the notice.

         5.5 In the event that the Borrower wishes to make early repayment of an Advance or if for any reason early repayment of an Advance is demanded by the Bank as a result of an Event of Default, the Borrower shall pay to the Bank in addition to all other monies then payable an amount sufficient to compensate and to indemnify the Bank for and against all losses (including loss of profits), costs, damages and expenses which the Bank determines that the Bank will or is likely to suffer or incur as a result of such early repayment. The Borrower acknowledges that the Bank may endeavor to arrange or enter into an interest rate swap agreement or other commitment and may as a consequence of this (whether directly or indirectly) suffer or incur losses, costs, damages or expenses in the event that all or part of the relevant advance is repaid prior to the due date of payment.

         5.6 All notices of drawdown (whether verbal or written) shall be irrevocable. The obligations of the Borrower shall be absolute and unconditional and shall not be subject to any reduction, termination, or other impairment by any set-off, deduction, counterclaim, agreement, defense, suspension, deferment, or otherwise, and the Borrower shall not be released from any obligations under the Facility, nor shall such obligations be prejudiced or affected for any reason including without limitation:

                  5.6.1 by any falsity, inaccuracy, insufficiency or forgery which on its face purports to be signed or authorized pursuant to a Notice of Drawdown;

                  5.6.2 by any failure by the Bank to inquire whether any cable, fax or telex has been inaccurately transmitted or received, or has been sent by an unauthorized person.

         5.7 Any Advance may, at the discretion of the Bank, be made by a nominated subsidiary of the Bank. In such event the Bank shall be agent of the nominated subsidiary in all matters dealing with payment and recovery.

         5.8 Whenever the Borrower intends to borrow or redraw any of Advance amount under the Facility, it shall give the Bank a Drawdown Notice of such intent no later than 2:00 p.m. (Eastern Standard Time) one (1) business day before the proposed date of such borrowing or redrawing. A Drawdown Notice for an Advance shall be in the form or the effect of the form in Schedule 1. The Bank's acceptance of such Drawdown notice is subject to Clause 3.

6.       LETTERS OF CREDIT - SECTION DELIBERATELY LEFT BLANK

7.       SBLC - SECTION DELIBERATELY LEFT BLANK

8.       INTEREST

         The Borrower shall pay to the Bank interest on all further monies (other than interest) due and unpaid by the Borrower to the Bank under or pursuant to this Agreement at the rate of five (5%) percent above the rate of the Bank's Overdraft Reference Rate which applies as at the date such monies become due and payable. All interest which accrues under this sub-clause during any calendar month shall become due and payable by the Borrower to the Bank on the last Business Day of that calendar month and if not then paid shall be compounded and bear interest accordingly.

9.       FEES

         9.1      Establishment Fee: N/A.

         9.2 Line Fee: The Borrower shall pay to the Bank a line fee as determined by the Pricing Grid in Appendix A, per annum calculated in respect of each Quarter on the Accommodation Limit and be payable Quarterly in arrears. The Line Fee shall accrue from the date of signing this Agreement.

         9.3 Expenses: Whether or not the Borrower shall draw down under this Agreement the Borrower shall forthwith reimburse the Bank for the charges and expenses incurred by the Bank.

                  9.3.1 in contemplation of or in carrying out its duties under this Agreement;

                  9.3.2 in connection with the negotiation, preparation or execution of this Agreement or the administration of this Agreement; and

                  9.3.3 in connection with the enforcement of, or the exercise or purported or attempted exercise of any right, authority or remedy conferred on the Bank under or by virtue of this Agreement;

                  including in each case the fees and expenses of legal advisors on a solicitor and own client basis and all stamp duty (including financial institutions duty and duty passed on to the Bank by any bank or financial institution) levied on or in connection with this Agreement or any payment or the receipt of any payment under this Agreement.

         9.4 The Borrower shall forthwith pay any and all stamp duty (including any financial institutions or other receipts duty), registration and similar taxes or charges imposed by governmental authorities which may have been paid or may be payable or determined to be payable in connection with:

                  9.4.1 the execution, delivery, performance or enforcement of this Agreement;

                  9.4.2 on or in respect of any transaction contemplated by this Agreement;

                  9.4.3 any other matter or thing done or arising out of or in connection with this Agreement; or

                  9.4.4    any transaction related to this Agreement;

                  and shall indemnify the Bank against any and all liabilities with respect to or resulting from delay or omission to pay such taxes or charges including any fines or penalties (save those due to delay or negligence on the part of the Bank).

         9.5      Increase in Costs by Government Action

                  If any law, regulation or regulatory requirement or judgment, order or direction of any court, tribunal or authority binding on the Bank in any jurisdiction taking effect after the date of this Agreement, or if compliance by the Bank with any direction, request or requirement (whether or not having the force of law) or any competent governmental or other authority, shall:

                  9.5.1 subject the Bank to taxes or change the basis of taxation of the Bank with respect to any payment under this Agreement; or

                  9.5.2 impose, modify or deem applicable any reserve or prudential or capital adequacy requirement or require the making or the varying of terms of any special deposits against or in respect of any assets or liabilities (whether contingent or otherwise) of, deposits with or for the account of, or loans by, the Bank; or

                  9.5.3 impose on the Bank any other conditions with respect to this Agreement or its obligations under this Agreement;

                  and if, as a result of any of the foregoing:

                  9.5.4 the cost to the Bank of making or keeping the Facility available or otherwise performing its obligations under this Agreement or allocating its capital resources is increased; or

                  9.5.5 the amount payable or the effective rate of return on its overall capital to the Bank under this Agreement is reduced; or

                  9.5.6 The Bank makes a payment or foregoes or suffers a reduction in a return on or calculated by reference to any amount payable to it under this Agreement;

                  then, and in each such case, the Bank shall notify the Borrower and give the Borrower the option exercisable by notice in writing to the Bank within ten (10) Business Days of receipt of notice of the Bank of:

                  9.5.7 paying an amount or amounts to the Bank from time to time on demand to compensate the Bank in full for any cost or reduction of the kind referred to effective from the date on which the cost or reduction is actually incurred by the Bank; or

                  9.5.8 terminating this Agreement on the first to occur of the end of the then current Interest Period and the Repayment Date by paying to the Bank the debt owing to it on that date with accrued interest and all other monies payable under this Agreement, together with an amount determined by the Bank to compensate it up to that date for actual cost or reduction of the type referred to.

                  If the Borrower fails to make an election the Borrower shall be deemed to have made the election in sub-clause 5.7 of this Clause. The Bank's certificate in respect of any cost or reduction of the kind referred to shall be prima facie evidence of the incurring of any such cost or reduction, except in the case of manifest error.

         9.6      Gross Up

                  9.6.1 If at any time any applicable law, regulation or regulatory requirement of any government authority, monetary agency of central bank requires the Borrower to make any deduction or withholding in respect of taxes from any payment due under this Agreement:

                           (a) the sum due from the Borrower in respect of the payment shall be increased to the extent necessary to ensure that, after the making of the deduction or withholding, the Bank receives a net sum equal to the sum which it would have received had no such deduction or withholding been required to be made; and

                           (b) the Borrower shall indemnify the Bank against any losses or costs incurred by the Bank by reason of any failure of the Borrower to make any such deduction or withholding.

                           The Borrower shall promptly deliver to the Bank any receipts, certificates or other proof evidencing the amounts (if any) paid or payable in respect of any such deduction nor withholding, together with any other information which the Bank may reasonably require.

                  9.6.2 If the Bank or any person on its behalf is required by any applicable law, regulation or regulatory requirement of any government authority, monetary agency or central bank to make any deduction or withholding from, or any payment on or calculated by reference to, any amount received or receivable under this Agreement (other than taxes payable on the overall net income of the Bank) then (without prejudice to sub-clause 6.1) the Borrower shall upon demand indemnify and hold harmless the Bank against any such deduction, withholding or payment together with any related cost, loss, expense, interest, penalties or other liability by payment to each such person of such amounts and in such currencies as the person concerned may certify are required to compensate it for any such deduction, withholding or payment together with any related cost, loss, expense, interest, penalties or other liability.

         9.7      GST Gross Up

                  In this clause 9.7, GST means a goods and services or similar tax imposed in Australia, together with any related interest, penalties, fines or other charges.

                  9.7.1    Notwithstanding any other provision of this
                           Agreement:

                           (a) in the event that GST has application to any supply made under or in connection with this agreement by a party, that party may, in addition to any amount or consideration payable under this Agreement, recover from the Borrower an additional amount on account of GST, such amount to be calculated by multiplying the relevant amount or consideration payable by the Borrower for the relevant supply by the prevailing GST rate; and/or

                           (b) without limiting the generality of the foregoing, in the event that a party (other than the Borrower) is not entitled to an input tax credit in respect of the amount of any GST charged to or recovered from that party by any person, or payable by that party, or in respect of any amount which is recovered from that party by way of reimbursement of GST reforable directly or indirectly to any supply made under or in connection with this Agreement, that party shall be entitled to increase any amount or consideration payable by the Borrower on account of such input tax and recover from the Borrower the amount of any such increase.

                  9.7.2 Any additional amount on account of GST, or on account of an amount for which a party is not entitled to an input tax credit, recoverable from the Borrower pursuant to sub-paragraph 9.7.1(a) or (b) of this clause shall be calculated without any deduction or set-off of any other amount and is payable by the Borrower upon demand by the party whether such demand is by means of an invoice or otherwise.

                  9.7.3 Each party will use its best endeavors to determine reasonably the extent (if any) to which any amount payable by the Borrower to that party for any supply made under this Agreement may be reduced as a direct consequence of the abolition of or reduction in any taxes, duties, or statutory charges paid or payable by that party (as part of the imposition of GST) which directly relate to the supply by that party, and the amount payable by the Borrower to that party shall be reduced only to the extent of the reduction (if any) so determined by the Bank.

                  9.7.4 Without limiting sub-paragraph 9.7.1(a), if requested by the Borrower in writing the relevant party will provide an invoice in relation to any supply to which sub-paragraph 9.7.1(a) has been applied no later than 28 days after the request is made.

10.      TERMINATION OF FACILITY

         Subject to any agreement in writing to the contrary entered into the Bank and the Borrower the Facility shall terminate on the Termination Date and the Borrower shall pay to the Bank the Advances forthwith.

11.      CONDITIONS PRECEDENT

         11.1     To the Facility

                  The granting of this Facility is subject to the Bank receiving prior to any requests of the Borrower, all of the following in the form and substance satisfactory to the Bank;

                  11.1.1   There exists no Event of Default

                  11.1.2 A copy of the Board resolution of the Borrower authorizing the Borrower to enter into this Agreement and appointing authorized persons to sign all applications notices and documents to be delivered hereunder and for the operation of the Facility; and specimen signatures of the authorized persons appointed under the Board resolution referred to herein.

                  11.1.3 A copy of this Agreement duly executed by the Borrower.

                  11.1.4 A Guarantee duly executed by the Guarantors in a form and substance acceptable to the Bank.

                  11.1.5 A copy of the Board resolution of the Guarantor authorizing the issuance of the guarantee referred to in sub-clause 11.1.5, and appointing authorized persons to sign all applications notices and documents to be delivered hereunder; and specimen signatures of the authorized persons appointed under the Board resolution referred to herein.

         11.2     To a Drawdown

                  The obligation of the Bank to make any Advance is subject to the fulfillment (to the reasonable satisfaction of the Bank) of the following conditions precedent:

                  11.2.1 The Bank has duly received from the Borrower a request for a Drawdown in the form of a Drawdown notice.

                  11.2.2 All representations given to the Bank herein are true and correct as at the date of such Advance.

                  11.2.3   No Event of Default exists.

                  11.2.4 The Bank is satisfied that there has been no material or adverse change in the financial condition of the Borrower.

                  11.2.5 This Agreement is valid and binding on the Borrower and is enforceable in accordance with its terms.

                  11.2.6 The Bank has received the items outlined in sub-clause 11.1 and such other things as it may reasonably require before drawdown.

12.      REPRESENTATIONS AND WARRANTIES

         The Borrower represents and warrants to the Bank as follows:

         12.1 The Borrower is a limited liability corporation duly incorporated and validly existing under the laws of Australia and has the corporate power to own property and assets and to carry on business as it is now being conducted.

         12.2 This Agreement constitutes a legal valid and immediately binding obligation on the Borrower and is enforceable in accordance with its express terms.

         12.3 Third Party Rights. The execution, delivery and performance of this Agreement by the Borrower shall not violate in any respect any provision of:

                  12.3.1 any law or regulation or any order or decree or any government authority, agency or court of the Commonwealth of Australia or of a State or Territory thereof;

                  12.3.2 the Memorandum or Articles of Association of the Borrower; nor

                  12.3.3 any mortgage, contract or other undertaking or instruments to which the Borrower is party or which is binding upon the Borrower or any of its assets.

         12.4 All authorizations, approvals, consents, licenses, filings, registrations, notarizations and other requirements or any governmental judicial or public body, authority, bureau or agency in the Commonwealth of Australia or in a State or Territory thereof now obtainable and required in connection with the execution, delivery, performance, validity or enforceability of this Agreement have been obtained or effected and are in full force and effect and true copies thereof (where applicable) have been delivered to the Bank and all fees payable in connection therewith have been paid and there has been no default in the performance of any of the terms or conditions of any of the same.

         12.5 The Borrower is not in default under any agreement undertaking or instrument to which it is a party or by which it is bound, such default being material in the context of this Agreement and no event has occurred which with the giving of notice of lapse of time or both would constitute such a default.

         12.6 No litigation or governmental proceeding is pending or, to the knowledge of the Borrower, threatened against the Borrower or any of its Subsidiaries which could have a material adverse effect on the condition, financial or otherwise, of the Borrower and its Subsidiaries on a consolidated basis.

         12.7 The Borrower and each of its Subsidiaries have duly filed all taxation returns required to be filed (none of which are so far as the Borrower is aware likely to be the subject of any dispute) and have paid all taxation levied or assessed upon it has complied with all assessments and notices in respect thereof or have established adequate reserves for payment thereof.

         12.8 The obligations of the Borrower under this Agreement rank at least equally with all other unsecured and unsubordinated indebtedness of the Borrower except any liabilities mandatory preferred by law.

         12.9 In entering into this Agreement the Borrower is not acting as a trustee of any trust or settlement.

         12.10 The Borrower holds all necessary licenses, permits, consents, approvals or authorities for its business and property and use of premises and such are valid in full force and effect in all respects and are in good standing and all fees due in respect thereof have been paid and all conditions relating thereto have been duly complied with and no notice of breach or termination thereof has been given or has been or is threatened and no circumstances have arisen or are in existence to the knowledge of the Borrower which would with the giving of notice or lapse of time or both entitle any competent authority to call into question, suspend, cancel or terminate the same nor are there any circumstances to indicate that equivalent licenses, permits, consents, approvals or authorizations would not be granted to the Borrower upon renewal on no less favorable terms than exist now.

         12.11 All risks usually insured against according to sound commercial practice by persons carrying on activities similar to the Borrower's are fully insured against in amounts representing the present full replacement or reinstallation values or market values and in the name of and for the benefit of the Borrower absolutely.

         12.12 The Borrower is not aware of any fact or circumstance which might reasonably be expected to affect in any material adverse way the financial position, operations, aspects, profitability, or prospects of the Borrower or the business of the Borrower or the value of the property of the Borrower other than those expressly disclosed in writing to the Bank or affecting as a whole the industry in which the Borrower participates.

         12.13 All information provided by or on behalf of the Borrower whether prior to or after the date of this Agreement to the Bank is true and correct and is not, by the omission of information or otherwise, misleading and all projections contained therein were arrived at after the due and careful consideration and were based on the best information available and on fair assumptions.

         The representations and warranties in this clause shall be deemed to be repeated by the Borrower on and as of the date of each Advance or issue of Letter of Credit or Guarantee (as the case may be) as if made with reference to the facts and circumstances existing at such date.

         The Borrower acknowledges that the Bank relies on the representations and warranties made or given in this Agreement by the Borrower and that the Bank is induced by each such representation and warranty to enter into this Agreement and the rights of the Bank in respect of a breach of any representation or warranty shall not be affected by investigation (if any) made by the Bank into the affairs of the Borrower.

13.      GENERAL OBLIGATIONS

         The Borrower hereby so far as the following shall apply to the Borrower agrees that on and from the date of this Agreement and so long as any amount payable under this Agreement is outstanding:

         13.1 The Borrower shall take all action necessary to obtain and promptly review from time to time all authorizations, approvals, consents, licenses and exemptions as may be required under any applicable law or regulation to enable the Borrower to perform its obligations under this Agreement or required for the validity or enforceability of this Agreement or any transaction contemplated by this Agreement.

         13.2 The Borrower shall prepare and maintain in accordance with Australian Accounting Standards proper and adequate books and records reflecting fully all transactions entered into by the Borrower and all its Subsidiaries.

         13.3 The Borrower shall promptly notify the Bank in writing of the occurrence or pending or threatened occurrence of any event which may cause or constitute a breach of any of the representations or warranties or agreements of the Borrower in this Agreement including any event which may result in a material change in the business of the Borrower and any other event which constitutes or which may with the giving of notice or lapse of time or both or other conditions constitute an Event of Default.

         13.4 The Borrower shall comply with all requirements of the Corporations Law or of the corresponding legislation of any other place applicable to the Borrower.

         13.5 The Borrower shall permit representatives of the Bank (or any accountants or other experts designated by it) during normal business hours and upon reasonable notice to visit and inspect and examine the books of account records (excluding company minute books), reports and other papers (and to make copies and to take extracts therefrom) of the Borrower and to discuss its affairs, finances and accounts with its officers, accountants and auditors, all at such times and as often as may be reasonably requested by the Bank but only in so far as such matters relate to information as may reasonably be required by the Bank for any purpose connected with this Agreement.

         13.6 Neither the Borrower nor any of its Subsidiaries shall, except as permitted in this Agreement, without the prior written consent of the Bank create or assume or permit to exist or arise any Security Interest whatsoever over any part of its present or future undertakings, property, assets uncalled capital or revenues. The Borrower and its Subsidiaries represent and warrant to the Bank that there is no such Security Interest over any part of their present or future undertakings, property, assets, uncalled capital or revenues in existence as at the date of this Agreement.

         13.7 The Borrower shall permit the Bank upon written request of the Bank to from time to time inspect the register of the members of the Borrower at the Borrower's registered office or other place or places where the register or any branch register is so kept at any time during regular business hours and the Borrower shall furnish the Bank with any information which the Bank may consider reasonably necessary to enable it to determine whether or not there has been at any time after the date of this Agreement a transfer of the effective management and control of the Borrower.

         13.8 The Borrower shall furnish to the Bank copies of all such accounts, documents, reports, notices, circulars, particulars and certificates which are required to be furnished by the Borrower to any stock exchange, corporate affairs office (or analogue office) or shareholder at the same time as they are furnished to that stock exchange, corporate affairs (or analogous office) or shareholder and when requested by the Bank copies of such documents, reports, notices, circulars, particulars or certificates which are required under the provision of any trust deed to which the Borrower is a party to be furnished to the trustee thereunder from time to time.

         13.9 The Borrower shall comply in all material respects with all applicable laws, rules, regulations and orders including, without limitation, paying when due all taxation, assessments and governmental charges imposed upon it or its assets and all other claims which may become a lien upon any of its property except to the extent contested in good faith and by appropriate procedure unless the loss of such contested proceedings would have a material adverse effect on the ability of the Borrower to meet its obligations under this Agreement.

         13.10 The Borrower shall provide updated signatory lists and specimen signatures from time to time of persons authorized to sign documents and operate the Facility.

14.      FINANCIAL INFORMATION

         The Borrower shall supply the Bank with all financial or other information as the Bank may reasonably request in writing always including the following without request:

         14.1 As soon as possible but in any event within 120 days of the end of each Financial Year copies of the audited annual profit and loss statement and balance sheet of the Guarantor and unaudited annual profit and loss statement and balance sheet of the Borrower along with corresponding accounting workpapers prepared in accordance with Guarantor audit.

         14.2 As soon as possible but in any event within 60 days of the end of each quarterly period a copy of the management accounts and of the unaudited balance sheet and profit and loss statement of the Borrower and the Guarantor.

         14.3 Quarterly certificate of compliance from the Guarantors that they are not in breach of any obligations or covenants under any of their debt.

         All of the financial information referred to above shall be prepared in accordance with applicable accounting standards.

15.      FINANCIAL COVENANTS - SECTION DELIBERATELY LEFT BLANK

16.      EVENTS OF DEFAULT

         If any of the following events occur ("Events of Default") the Loans shall at the option of the Bank and notwithstanding any delay or previous waiver of the right to exercise such option become immediately due and payable upon written demand by the Bank to the Borrower and the obligations to the Bank under this Agreement shall be cancelled on the occurrence of any of the following events:

         16.1 If the Borrower fails to pay the Loans or any part thereof or any interest thereon or any other monies payable to the Bank at or before the due time on the due date in the manner specified in this Agreement and such default continues for more than three (3) days.

         16.2 If the Borrower fails to observe or perform any obligations to be observed or performed by it under this Agreement or in connection with any transaction contemplated by this Agreement and if such default shall in the opinion of the Bank be capable of prompt remedy, the Borrower shall not have remedied such default within five (5) days after notification by the Bank to the Borrower requiring remedy of such default.

         16.3 Any representation or statement made or deemed to be made by the Borrower in this Agreement or in writing pursuant to this Agreement shall not be complied with or shall prove to be untrue in any respect which materially adversely affects the interests of the Bank on any date as of which it was made or deemed made.

         16.4 The Borrower fails to duly pay any debt constituting principal and interest owed by it to any other persons other than the Bank with respect to borrowed money or money otherwise owed under any note, bond, or similar instrument or fails to pay when the same becomes due and payable in excess of A$35,000 and which breach or default has not been waived and, with notice or the passage of time, or both, allows the maturity of such debt to be accelerated.

         16.5 If all or any part of this Agreement becomes void, illegal, invalid, unenforceable, or of limited or reduced force or effect.

         16.6 Any other present or future indebtedness of the Borrower, or any Subsidiary of the Borrower for borrowed money shall become due and payable prior to the stated maturity thereof as a result of a default or any such indebtedness shall not be paid on the due date thereof or upon the expiration of any applicable grace period therefor, or the Borrower, or any Subsidiary of the Borrower shall fail to pay when due or upon the expiration of any applicable grace period therefor any amount payable by it under any present or future guarantee for borrowed money or for the purchase of fixed assets on deferred terms or any encumbrance over any assets of the Borrower, or any Subsidiary of the Borrower shall be or become enforceable.

         16.7 A distress or other execution is levied or enforced upon or against any part of the property of the Borrower for an amount exceeding A$500,000.00 and is not withdrawn or satisfied within fourteen (14) days of having been so levied or enforced and the Bank considers that such event is prejudicial to the interests of the Bank under this Agreement.

         16.8 If the Borrower fails (as defined in Section 459F of the Corporations Law) to comply with a statutory demand (as defined in Section 9 of the Corporations Law) or is presumed to be insolvent pursuant to Section 459C(2)(a) of the Corporations Law or admits such fact in writing.

         16.9 If the Borrower is wound up or if a petition is presented or an order is made for the winding up of the Borrower and is not withdrawn within fourteen (14) days or if a resolution is passed for the winding up of the Borrower otherwise than for the purpose of reconstruction of amalgamation the terms of which have previously been approved in writing by the Bank such approval not to be unreasonably withheld.

         16.10 If a receiver or receiver and manager is appointed in respect of any part of the assets of the Borrower or an encumbrancer takes possession of the undertaking or the property of the Borrower or any part thereof.

         16.11 If the Borrower makes default under any charge or security in favor or any person other than the Bank.

         16.12 If an inspector of all or any part of the affairs of the Borrower is appointed pursuant to the Corporations Law (or the corresponding legislation of any place applicable to the Borrower).

         16.13 If the Borrower suspends payment of its debts, which expression shall have the meaning that it has for the purposes of Section 40 of the Bankruptcy Act 1996 of Australia.

         16.14 If a compromise or arrangement is proposed between the Borrower and its creditors or any class of them or if an application is made to a court for an order summoning of creditors or any class of them of the Borrower.

         16.15 If without the prior written consent of the Bank the Borrower reduces or attempts to reduce its capital or buy back any of its shares.

         16.16    If the Borrower stops payment generally.

         16.17 If the Borrower is placed under voluntary administration pursuant to Part 5.3A of the Corporations Law or causes or propose to cause a meeting of its creditors to be summoned for the purposes of placing it under administration pursuant to
                  Part 5.3A of the Corporations Law.

         16.18 If any of the property of the Borrower or the ownership of which is in the opinion of the Bank material to the ability of the Borrower to perform its obligations under this Agreement is seized or otherwise expropriated, nationalized, confiscated or acquired through any governmental action or intervention or if custody or control of such property shall be assumed by any government or government agency.

         16.19 If any governmental or semi-governmental authorization approval license consent or agreement which the Bank deems essential to the Borrower's performance of its obligations under this Agreement is revoked, terminated, cancelled or withheld.

         16.20 If without the prior written consent of the Bank the Memorandum or Articles of Association of the Borrower is altered in a manner which in the reasonable opinion of the Bank is material to the performance by the Borrower of its obligations under this Agreement.

         16.21 If a meeting of the Borrower is called for the purpose of considering and if thought fit passing any resolution the passing of which would constitute or give rise to an Event of Default.

         16.22 If in the opinion of the Bank there is a material change in the ownership, control or management of the Borrower which is likely to adversely affect the ability of the Borrower to conduct its business in a proper manner and to carry out its obligations under this Agreement.

         16.23 If the Borrower defaults in the performance or observance of any provision of any other indebtedness to or security of the Bank and the Borrower whether the indebtedness or security is collateral to this Agreement or whether it is a separate Agreement between the Bank and the Borrower and such default continues for more than seven (7) days after the due date.

         16.24 If the Borrower shall do any act, deed, matter or thing or knowingly or willingly permit or suffer any act, deed, matter or thing to be done whereby directly or indirectly the security of the Bank shall in the opinion of the Bank become deteriorated or lessened in value.

         16.25 If the Borrower shall at any time not have an auditor appointed pursuant to the provision of the Corporations Law.

         16.26 If the Borrower makes any material change to the business it carries on without the prior written consent of the Bank or if the Borrower ceases or threatens to cease to carry on its business.

         16.27 If the Borrower suffers any material adverse change in its financial condition which may materially affect the interest of the Bank unless such change is agreed to in writing by the Bank.

         16.28 The Guarantor shall cease, directly or indirectly, to own free and clear of all liens or other encumbrances, 75% of the issued share capital of the Borrower.

         16.29 If any of the above events of default occur in respect of the Guarantor.

         16.30    If the Guarantor withdraws its Guarantee.

         16.31 If either Guarantor defaults under any of its credit agreements.

17.      INDEMNITIES

         The Borrower indemnifies the Bank from and against all actions, suits, claims, demands, losses, liabilities, damages, costs and expenses which may be made or brought against or suffered or incurred by the Bank arising out of or in connection with:

         17.1 any Event of Default or any event which with the giving of notice, the passage of time or the fulfillment of any other condition would become an Event of Default; or

         17.2 any failure by the Borrower to take an Advance in accordance with any request for a Drawdown.

18.      CERTIFICATIONS

         18.1 Any document or thing required to be certified by the Borrower shall be certified by a director or secretary of the Borrower or in such other manner as the Bank may approve.

         18.2 A certificate signed by an Authorized Officer of the Bank stating any amount or rate for the purpose of this Agreement shall in the absence of manifest error be conclusive and binding on the Borrower.

19.      POWER OF ATTORNEY

         If any Event of Default occurs, the Borrower hereby irrevocably appoints the Bank and each Authorized Officer severally its attorney to do all acts and things which may or ought to be done by the Borrower under this Agreement and without limiting the generality of the foregoing the attorney shall have power in the name of the Borrower to sign, draw, endorse, accept or negotiate any draft, order, cheque, promissory note or other instrument of a like nature or not as the attorney shall think fit.

20.      UNLAWFULNESS

         If:

         20.1 any law, regulation or regulatory requirement or judgment, order in direction of any court, tribunal or authority binding upon the Bank in the jurisdiction in which the Bank is formed or has its principal or lending office(s) or in which action is required to be performed by it for the purposes of this Agreement; or

         20.2 any change in the interpretation of any such law, regulation or regulatory requirement or judgment, order or direction of any court, tribunal or authority by any government or governmental agency charged with the administration thereof or by a court of competent jurisdiction or compliance by the Bank with any respect or direction (whether or not having this force of law) of the Reserve Bank of Australia or any government or other governmental agency in accordance with whose requests or directions the Bank is accustomed to act;

         renders it unlawful for the Bank to meet any of its obligations under the Facility, the Bank shall promptly notify the Borrower and the following provisions shall apply:

         20.3 the Borrower and the Bank shall negotiate for a period not exceeding thirty (30) days with a view to the Bank making arrangements to be able to meet the relevant obligations under the Facility in whole or in part in a manner which is not unlawful; and

         20.4 if no such arrangements have been made by the end of such period, thereupon the Bank shall be released from its obligations under this Agreement, the Facility shall be cancelled and the Borrower shall pay to the Bank the Loans under this Agreement.

21.      AUTHORITY TO DEBIT ACCOUNTS

         The Borrower irrevocably authorizes and directs the Bank to debit any account or accounts of the Borrower with the Bank in respect of any amounts that are from time to time due and payable under this Agreement.

22.      NO WAIVER

         No failure to exercise and no delay in exercising on the part of the Bank any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof, or the exercise of any other right, power or privilege. The rights and remedies of the Bank provided in this Agreement are cumulative and not exclusive of any rights or remedies provided by law or equity or legislation or regulation.

23.      MERGER

         23.1 The representations and warranties of the Borrower in this Agreement shall survive the execution of this Agreement and the making of any Advance or issue of Letter of Credit or Guarantee under this Agreement and shall inure for the benefit of the Bank until the Loans have been paid in full by the Borrower to the Bank.

         23.2 If the liability of the Borrower to pay the Bank any monies payable under this Agreement becomes merged in any deed, judgment, order or other thing the Borrower shall pay interest on the amount owing from time to time under this Agreement and that fixed by or payable under that deed, judgment, order or other thing.

24.      TIME OF THE ESSENCE

         Time shall be of the essence as regards any date or period determined under this Agreement save only to the extent that any such date or period may be altered by mutual agreement between the parties whereupon time shall be of the essence as regards such altered date or period.

25.      SET OFF

         25.1 the Borrower and the Bank do expressly acknowledge and agree that:

                  25.1.1 Where the Bank now or at any time in the future is indebted on any account to the Borrower pursuant to the arrangements made between them such arrangements are hereinafter referred to as the "Arrangements."

                  25.1.2 Notwithstanding the Arrangements and any other provision of this Agreement (and without prejudice to the Bank's other rights and remedies) any monies (whether by way of principal interest or otherwise and whether present future actual or contingent) which the Bank may now or may hereafter owe to the Borrower under the Arrangements may be applied to and set off by the Bank as and when the same may become due and payable pro rata against the Loans as and when they become due and payable to the intent and effect:

                           (i) first that the Bank may at any time and from time to time deduct from and retain out of the monies otherwise payable by the Bank to the Borrower pursuant to the Arrangements such amounts as the Bank may think fit and apply or set off such amounts in or toward or against satisfaction of the Loans; and

                           (ii) secondly that upon default by the Borrower hereunder the Bank shall not be obliged to pay any monies to the Borrower under the Arrangements until the obligations of the Borrower to the Bank to pay any monies to the Bank hereunder are paid and satisfied in full.

         25.2 The contractual rights of set off conferred on the Bank under sub-clause 25.1 of this clause are in addition to, and not in substitution for, any rights of set off otherwise conferred on or available to the Bank at law or in equity including (without limitation) any banker's rights of set off or right of combination of accounts or banker's lien.

         25.3 For the avoidance of doubt the Bank and the Borrower further declare and acknowledge that the debts and liabilities arising or created hereunder and pursuant hereto and under and pursuant to the Arrangements are mutual debts within the meaning of Section 85(1) of the Bankruptcy Act 1966 of the Commonwealth of Australia (as incorporated in the Corporations
                  Law) and that upon the liquidation or bankruptcy of the Borrower the provisions of Section 86 of the said Bankruptcy Act shall apply so that any sum due from the Borrower to the Bank hereunder shall be set off against any sum due from the Bank to the Borrower under the Arrangements.

         25.4 The Borrower acknowledges and agrees that it will not and will not attempt to prevent the Bank from exercising its rights of set off as aforesaid in the circumstances contemplated in respect thereof.

26.      APPROPRIATION

         The Bank may appropriate any payment towards the satisfaction of any monies due by the Borrower in any way that the Bank thinks fit and notwithstanding any purported appropriation by the Borrower.

27.      SUCCESSORS

         This Agreement shall bind the parties and their respective heirs, executors, administrators, successors and assigns.

28.      ASSIGNMENT

         The Bank may at any time assign the benefits and obligations on its part to be enjoyed or performed under this Agreement. The Borrower shall not assign or purport to assign any of the benefits or obligations on its part to be enjoyed or performed under this Agreement without the consent in writing of the Bank.

29.      NOTICES

         Any notice, demand, consent or other communication to be given under or in connection with this Agreement shall be in writing or if it is to be given by the Bank may be signed by any Authorized Officer of the Bank or any solicitor for the time being acting for the Bank and if it is to be given by the Borrower shall be under the common seal of the Borrower or the hand of an Authorized Officer of the Borrower and may be served either:

         29.1     personally; or

         29.2 by posing the same by registered or certified mail to the party to whom the notice is directed at its address appearing in this Agreement or at any other address of which prior notification shall have been given by post shall be deemed to have been received by the party to whom it is addressed at the expiration of forty eight (48) hours after the same has been properly posted; or

         29.3     by facsimile transmission;

                  To the Bank: Bank One, N.A., Level 32, 60 Margaret Street,
                               Sydney  NSW  2000
                  Attention:   Mr. W. H. Giffen
                  Facsimile:   (02) 9223 1823

                  or by other facsimile number of which prior to notification shall have been given to the sender prior to the transmission of the facsimile and any facsimile transmission shall be deemed to have been served on the date of transmission by the sender if the sender shall receive confirmation of receipt from the recipient. The original of any facsimile transmission shall be posted in accordance with sub-clause 29.2 of this clause on the date of transmission or if transmitted after usual posting hours the next Business Day.

         If the date of dispatch is not a Business Day in the place to which such notice, request, demand or other communication is sent it shall be deemed to have been received at the commencement of business on the next following Business Day in such place. Notice given to any one or more of the persons (if more than one) comprised in the expressions "the Borrower" shall be deemed notice to all such persons. Signatures may be manuscript or may be printed or reproduced by other mechanical means.

30.      OTHER DOCUMENTS

         The Borrower shall either before or after the making of any Advance under this Agreement do all such acts, matters and things and shall sign or execute and deliver all such documents or writing or assurances as may in the reasonable opinion of the Bank be necessary or expedient to further and more effectually carry into full effect the provisions of this Agreement and for conferring the full benefit thereof upon the Bank.

31.      AMENDMENT

         No amendment of this Agreement shall bind the parties unless made in writing expressed to be supplemental to or in substitution for the whole or part of this Agreement.

32.      GOVERNING LAW AND JURISDICTION

         This Agreement and the rights and obligations of the parties shall be governed by and construed in accordance with the laws in force in the state of New South Wales and the parties agree by the execution of this Agreement to irrevocably submit to the non-exclusive jurisdiction of the Courts in the state of New South Wales in respect of all matters arising under or in connection with this Agreement provided always that the Bank may proceed in the Courts of any Territory State or country having or claiming jurisdiction in respect of the matter which is the subject of the proceedings.

33.      SEVERANCE

         Any provision of this Agreement which is or becomes prohibited, invalid, unlawful, void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective and capable of severance without affecting the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

34.      COUNTERPARTS

         This Agreement may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

35.      ENTIRE AGREEMENT

         This Agreement contains all of the terms and conditions upon which the Bank will provide financial accommodation to the Borrower and supersedes any previous or extant arrangements with respect to the same.

IN WITNESS WHEREOF the parties have signed this Agreement on the day and year hereinabove first mentioned.

SIGNED for and on behalf of
BANK ONE, NA


         /s/ WILLIAM H. GIFFEN                          /s/ RALPH MITCHELL
---------------------------------------         --------------------------------
Authorized Signature (Name/Title)               Signature
First Vice President


THE COMMON SEAL OF
Daisytek Australia Pty Ltd
was hereunto affixed in the presence of:

                                                        /s/ KATHRYN SEMON
---------------------------------------         --------------------------------
Authorized Signatory (Name/Title)               Signature


---------------------------------------         --------------------------------
Authorized Signatory (Name/Title)               Signature

                                   APPENDIX A

FACILITY PRICING:          Facility pricing to be determined by the following
                           grid of Total Debt to EBITDA with Total Debt to EBITDA definition to match leverage covenant included in the Term Sheet. Initial pricing shall be set at Level 3. The calculation of ratios is based on the accounts of Daisytek, Inc. as stipulated in the Credit Agreement between Daisytek, Inc. and various banks dated 12/18 2000.

                                  PRICING GRID

                                  LEVEL 1             LEVEL 2              LEVEL 3            LEVEL 4             LEVEL 5
--------------------------- -------------------- ------------------- -------------------- ------------------ -------------------
Total Debt/EBITDA                  < 1.0            >=1.0 <1.50         >= 1.50 <2.0        >= 2.0 <2.5         >= 2.5 <3.0
--------------------------- -------------------- ------------------- -------------------- ------------------ -------------------
Facility Fee                     20.0 bps            25.0 bps             30.0 bps           37.5 bps             37.5 bps
--------------------------- -------------------- ------------------- -------------------- ------------------ -------------------
Advance Margin                   130.0 bps           137.5 bps            157.5 bps          175.0 bps           200.0 bps
--------------------------- -------------------- ------------------- -------------------- ------------------ -------------------
All-In Cost                      150.0 bps           162.5 bps            187.5 bps          212.5 bps           237.5 bps
--------------------------- -------------------- ------------------- -------------------- ------------------ -------------------

bps= basis points

                                   SCHEDULE I

                             ADVANCE DRAWDOWN NOTICE

TO:      Money Market Desk
         BANK ONE, N.A. (A.R.B.N. 065 752 918)
         Level 4
         70 Hindmarsh Square
         ADELAIDE SA 5000

FAX:     08 8223 2948

In accordance with Facility Agreement dated _______ day of ____________ ("the Agreement") DAISYTEK AUSTRALIA PTY LTD (A.C.N. 075 675 795) irrevocably gives you notice of drawdown under the Facility as follows:

                                     ADVANCE

1.       Date of Drawdown:
                                                  -----------------------------

2.       Amount of Drawdown:                      $
                                                  -----------------------------
         (currency and amount)

3.       Tenor Required:
                                                  -----------------------------

4.       Other requests/special conditions (if any)


The Borrower by its execution of this Notice reaffirms and reconstitutes all representations and warranties or agreements of the Borrower in the Agreement as if made at the date of this Notice and certifies that no Event of Default (as defined in the Agreement) has occurred or is continuing or is likely to result from this transaction.

DATED this                  day of

SIGNED for and on behalf
Daisytek Australia Pty Ltd



---------------------------------------         --------------------------------
Authorized Signatory:  Name/Title               Signature


---------------------------------------         --------------------------------
Authorized Signatory:  Name/Title               Signature





20